UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2013

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

Annual Report April 30, 2013

The Advisors' Inner Circle Fund

CAMBIAR INVESTORS

manager for all seasons

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

The Funds file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

Cambiar Investors, LLC

Shareholder Letter

April 30, 2013

Dear Investor:

Market Discussion — Out of the Shadows

The performance of global equity markets was strong for most of the 12 months ended April 30, 2013. Markets have broken free, potentially decisively, from the shadows of persistent pessimism and hand-wringing about a dark and problematic vision of the future, to a gradual (if not enthusiastic in some cases) embrace of the same.

It is worth exploring the transformation and also the destination. At onset of the fiscal year, global financial markets had entered into yet another deep price correction and associated bond yield collapse. The narrative behind these bouts of fear and risk bunkering behavior have been persistently similar — fears of a Eurozone depression and/or breakup, a U.S. growth and deflation problem, and other generally less succinct forms of durable pessimism about the ability of global economies to generate sustainable growth in a post-financial crisis world. The result from these repeated bouts has been a collapse in yields for safe-haven sovereign bonds, a significant degree of multiple-compression in equities (especially relative to their observable cost of debt-capital), and a visible preference for bond-like (yieldy) characteristics. Internally at Cambiar, we call this pervasive desire for security of principal at any price “SAAP,” or safety-at-any-price.

The SAAP mentality has, for the better part of the last two calendar years, arguably caused global bond markets to be more eventful than stock markets. Yields in the U.S. and other safe-haven nations plunged to historically extreme levels owing to SAAP; additional contributing factors included a dearth of AA and AAA-rated securities globally in comparison with demand, very low inflation, extensive unconventional Central Bank activity, and some technical dynamics for how banks’ capital ratios are calculated. The record low for longer duration bonds was set by Switzerland’s 10-year bond, which reached a 2012 low of 0.327%, and averaged 0.57% for all of 2012. Many larger nations such as the U.S., Germany, Canada, and the U.K. saw longer term yields fall well below 2% for most of 2012.

The SAAP mentality reached an apogee on June 1, 2012, following a weaker-than-expected employment report for the U.S. and another bout of Eurozone fears. Most of the above bond yields troughed on that date. As the Cambiar Funds are confined to

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

the world of equities, the bond discussion serves mainly as a reference point for where equities started the current fiscal year and cycle: very cheap versus history at 8x-12x earnings in most developed markets, cheap versus comparative bond yields and relative to corporate borrowing costs, and also very skewed, with defensive and yieldy characteristics highly valued in comparison with growth, return on capital, book capital, and other strategic considerations. As our discipline is one of forward multiple projection based on “normal” ranges for price-to-earnings, price-to-book and other basic variables, the strong skew in equities towards yield and operational stability has been challenging to contend with, leading to erratic and in some cases altogether weak Fund performance in fiscal 2011-12.

Since mid-2012, world equity markets have performed strongly, with a far broader range of business types and value drivers performing well as key systemic issues melted away. Europe’s Central Bank had merely to raise its voice to actively defend sovereign bond markets, while decisively overplayed concerns about a failure to resolve the U.S. government’s “fiscal cliff” series of expiring tax rates and spending resolutions proved a non-event. Markets rallied strongly at the removal of these obstacles to performance, with the S&P 500 and smaller capitalization Russell 2000 Index each gaining 17% in the April 2012 to April 2013 time period. Outside the U.S., the MSCI EAFE Index gained 20%, owing to its somewhat more depressed starting point. The stellar international performer was Japan’s Nikkei Index, up 22% in the fiscal year and nearly 60% in local currency terms since immediately prior to the election of new Prime Minister Shinzo Abe. Mr. Abe’s primary contribution has been to emphatically target aggressive money printing by the Bank of Japan (BOJ) to end that nation’s 24 years of chronic deflation and associated stagnation. The BOJ has subsequently pledged to roughly double Japan’s monetary base and to keep at it until such time as local inflation exceeds 2%. As one of the world’s worst stock markets for nearly a quarter century, any change has been sorely needed, although Japan’s follow through on structural industrial reform will be closely scrutinized after a run of this size.

Barriers Removed — Our take on the strong market performance is that the absence or dilution of economic policy obstacles and overhangs has unlocked a lot of value that was already embedded in many businesses. Performance has been (so far) more about multiple expansion than earnings growth in 2013, with the S&P 500 PE multiple expanding from the ~12x earnings range in mid-2012 to roughly ~15x earnings by the end of April. We don’t believe that broader market earnings growth will exceed a mid-single digit percentage for the S&P 500; nonetheless, further expansion of the market multiple toward longer term averages in the 15-16x range would not

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

surprise us in the coming year. This valuation improvement is a welcome relief for equity investors after toiling through years of persistent multiple compression — even in the wake of exceptionally low competitive yields from the fixed income world and strong corporate performances. We have in more than a handful of prior letters waxed and waned about the extremity of fixed income markets/ultra-low yields, with ultra-low corporate bond yields (suggesting low corporate risk) not correlating to generally compressed earnings multiples (suggesting high corporate risk). Removing the above-mentioned obstacles to a more constructive mindset would seem to have broken the negative equity sentiment, and triggered sustained inflows of capital to equity markets after years of persistent outflows. It is difficult to ascertain if funds are moving out of fixed income into equity, or alternatively, if new additions to investment pools are being routed into higher proportions to equities. The net effect has been a persistent wave of capital into the world’s more preferred stock markets: the U.S. and for now, Japan.

Game of Surpluses — As a destination for global capital, we believe the U.S. looks better than it has looked in a very long time versus competitive alternatives. This is because the outlook for the U.S. dollar and the nation’s trade balance has become remarkably better following two (rather unexpected) developments in the last three years: the rapid production growth of oil from U.S. shale formations, and the rapid improvement in the competitiveness of U.S. automakers. These major shifts are in turn yielding many attractive individual investment candidates.

It’s worth putting these insights into some longer term perspective. Almost all investors have become used to a persistent and generally expanding U.S. trade deficit since the early 1970s, offset by the dollar’s post WWII status as the primary global reserve currency. Persistent trade deficits have called that reserve currency status into question. In the short term, relative interest rate and price levels determine currency exchange rates, but in the longer term it is trade flows that matter most to the value of currency. Prior to the 1970s, the U.S. was rather distinctive among global economies — not only as the largest, but also as the most self-sufficient economy around the globe. American industry was able, up to the mid-1970s, to supply almost all of the nations needs. This period of economic independence changed in the 1970s, as the U.S. became externally dependent on imported oil, followed by a greater taste for imported automobiles in the 1980s (and a dreadful lack of competitiveness from domestic suppliers), followed by a significant increase in imports of lighter manufactures such as electronics and toys in the 1990s. The Asian financial crisis of 1997-98 in practical terms forced these countries to target significant foreign currency reserve build-ups, and therefore structure trade surpluses with the U.S. as the

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

offsetting debtor. In 2002, China was admitted into the World Trade Organization, allowing for unlimited exports from its huge and under-employed labor force; at that point, the trade deficit began to gallop upwards even more rapidly. These three major external dependencies (oil, cars, and electronics) became so large and persistent that the U.S. trade deficit has appeared almost incurable for decades. I personally cannot recall a time in my professional career that U.S. dollar seemed like a structurally superior currency in terms of appreciation potential — certainly not with those huge trade categories and yawning deficit. Until now, that is. Because, in our opinion, at least two of the big problem areas (oil and cars) are poised to melt away — almost completely in the case of oil, and possibly by half for cars. Electronics may persist for some time, however.

Looking at a chart of the last twelve years, it is the ~4x increase in oil prices that has led to the largest increase in the trade deficit, which in 2012 remains at over $330 billion…the largest single component of the U.S.‘s $770 billion annual trade deficit (or 4.8% of 2012 GDP).

Starting in 2010, U.S.-based exploration and production companies began to apply horizontal drilling and hydrofracking technologies used to produce natural gas from U.S. shale formations to oilier formations. The results have been impressive, with U.S. onshore oil production increasing by roughly 1.5 mm barrels per day in the last 30 months (source: Energy Information Administration). It appears most domestic

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

producers are very heavily weighting their capital programs towards oil (versus gas) drilling targets, suggesting that outside of an abject collapse in energy prices and hence shale oil economics, further gains could be likely. The growth started in the North Dakota Baaken shale formation; however, several new geological zones such as the shale formations in the Permian basin of West Texas/New Mexico, the Monterrey formation in California, and the Niobrera formation in Colorado all appear highly promising. The U.S.‘s all-time high production level of 310 mm barrels in a month (October 1970) remains about four years away, if we can extrapolate current production growth rates into the future. Whether or not oil prices of about $100-110 per barrel for seaborne (Brent) crude hold up for the next few years, the trade gap caused by our oil import bill is poised to shrink decisively by 2017.

Source — EIA

When a 40+ year-old trend in a major economic category reverses, in this case due to a technological development, the shift in the business landscape can be both seismic (creating huge winners) and long-tailed in duration. It can also yield some unexpected beneficiaries. U.S. refineries located up and down the central (Mississippi River) corridor are surprising beneficiaries of shale-oil growth, as they are able to access land-based crude close to the source and convert it directly to refined products, booking a good-sized price spread as compared to the cost of transporting crude out of the central U.S. toward population centers on the east and west coasts. Cambiar added positions in large cap refiner Valero Energy (VLO) and smaller cap refiner Western Refining (WNR) in the last couple of quarters as structural beneficiaries of this arbitrage. Given the challenge of permitting and approving new refining projects, no new refineries have been built in the U.S. in decades, and we would expect that trend to continue. In a similar investment thesis, major U.S. chemical producers are unique beneficiaries of cost-advantaged petroleum, natural gas, and natural gas-liquid (NGL) feedstock. We purchased positions in large cap holding Dow Chemical

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

(DOW) and smaller cap position Huntsman (HUN) in mid-2012, as the flow-through of these lower-cost feedstocks has only begun to be felt, and should amplify over time. Based on the expectation for advanced drilling techniques to grow production, Cambiar views the most direct beneficiaries to be the major global oilfield services names; examples include Halliburton (HAL), Schlumberger (SLB), and Superior Energy (SPN), all of which we currently hold in one or more of the Cambiar Funds. The losers in this equation are almost entirely foreign suppliers, whose control of the crude supply market should gradually recede. That said, with marginal shale oil barrels costing around $80-90 per barrel to produce economically, we do not anticipate a sustained decline in oil prices below such levels. We just don’t see oil prices being able to go up a lot either.

Automobiles represent the next single-largest piece of the chronic U.S. trade gap, at over $150 billion in 2012. It would take a brave soul to forecast this gap to close entirely, as autos remains a highly competitive product category, with more differentiated forms of supply (versus a commodity business like oil). Nonetheless, major progress is at hand, owing to the deep and painful restructurings and managerial changes that took place among the Detroit-3 automakers in the 2007-2011 time period. In the first quarter, all three majors (Ford, Chrysler, and General Motors) recorded net market share gains — the first time since the 1970s that this has occurred. Ironically, after foreign auto makers first gained access to the U.S. auto market at the very low end before going upscale, the U.S. producers now find themselves among the world’s lowest unit costs, and with far better low-end product leading their respective market share gains. Of the Detroit Three, Cambiar presently holds Ford Motor (F) in our client portfolios as the most substantial potential beneficiary with a greatly improved product mix. Outside of the U.S., German manufacturers (who have come to dominate luxury brands globally) will see a structural improvement in their margins to the extent that the dollar rises further. However, these companies’ fortunes are more explicitly geared to Asian tastes for European prestige brands than dollar strength per se. We presently hold positions in Daimler (DDAIF) and Porsche (POAHY) in the Cambiar International and Global Select Funds.

Should the automotive trade deficit decrease and the energy trade imbalance outright reverse to cause the U.S. to become a modest net exporter of natural gas and refined downstream products, it is reasonable to see the U.S. trade deficit shrink substantially. My back of the envelope forecast would see the trade deficit fall from its 2011 peak at over $800 billion (>5% of GDP) to as little as $300 billion (<1.5% of GDP) toward the end of the decade. In the world of currencies that is very positive stuff, and likely to lead to significant dollar appreciation, all other things held equal,

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

with almost all of our trading partners. One has to wonder where the dollar would trade when and if the U.S. Federal Reserve’s Quantitative Easing programs were to cease?

Thinking about Debt

Given high global indebtedness in the public sector, the process of weaning public finances from today’s ultra-low interest rates may be drawn out, such that it is not realistic to envision an outright collapse in bond market valuations. Cambiar believes a credible bond market forecast would be for a gradual recovery in interest rates to the 1-2% for Fed Funds versus 0% presently, and 2.5-3.5% rate for 10-year U.S. Treasury Bonds. This outlook implies 40-80 basis points of yield increases per year for the next few years (given a 1.8% starting point), and may be accompanied by a (potentially messy) one-time adjustment upwards in yield when quantitative easing programs are suspended. While that doesn’t sound like much, a 100% increase in the long-term Treasury yield over a couple of years is a secular bear market, and something that bond investors have not had to live with for most of their lifetimes. Having lived and managed through a secular bear market in terms of chronic P/E multiple compression in stocks from 2000-2012, my observation is that these go on and on for a very long time. This may be a bigger story in calendar year 2014.

Government securities are the reference yields for which private sector credit costs are determined. Indeed for private sector borrowers of many stripes, credit costs have become anomalously low, and a corporate and household refinancing boom turned into as big an economic story as any other in 2012. Many debts have been both refinanced at far lower coupons and/or termed out very favorably. Consequently, the ability of the private sector to withstand credit markets stress should it arise in coming quarters is unusually robust.

Performance Discussion

The Cambiar Funds performed a good deal better than the comparable indexes in the 2009 to mid-2011 time period, a good deal worse in fiscal 2012, and generated less than comparable index performance in fiscal 2013. However, in almost all cases we have seen relative and absolute performance improve as the calendar has moved further and further away from the bond yield lows in June 2012, with performance generally better than the indices in calendar year 2013 (to date). For the fiscal year ended April 30th, the Cambiar Opportunity Fund, Investor Class, generated a 15.51% gain (vs. a 16.89% gain for the S&P 500 Index), the Cambiar International Equity Fund, Investor Class, generated a 13.12% gain (vs. a 19.39% gain for the Morgan Stanley MSCI EAFE Index), the Cambiar Small Cap Fund, Investor Class, generated a 8.96%

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

gain (vs. a 17.69% gain for the Russell 2000 Index), the Cambiar Aggressive Value Fund generated a 12.98% gain (vs. the 17.21% gain for the Russell 3000 Index), the Cambiar SMID Fund returned 13.49% (vs. the Russell 2500 Index 18.96%) and the Cambiar Global Select Fund returned 16.00% (vs. 15.02% for the MSCI All Country World Index).

Without engaging in a stock-by-stock discussion of the many names that populate our Funds, we have generally benefited from a combination of multiple expansion and earnings growth. Yet U.S. stock market performance has been dominated by blue chip index names (such as the S&P 100) within the larger capitalization sphere, and yield-oriented stocks such as REITs, utilities, and staples in smaller capitalization indexes — areas where we have not been heavily represented. As we have moved into May (fiscal 2014), we sense a clear change afoot, and do not expect to rotate capital towards yield-oriented stocks absent a very material correction. Outside the U.S., Cambiar Funds’ shareholders have generally benefited over the years from a conservative bias in emerging markets (where we see fundamentals much more challenged than in years’ past), European financials, and Japan. In the summer of 2012, there was a vigorous rally in European banks that we had modest exposure too, and the scope of the move in Japan has been a bit difficult to fathom, although we have added some positions that we see as logical beneficiaries of an end to deflation and a weaker Yen. The key contributors to performance for the Cambiar Aggressive Value Fund were consistent with Cambiar’s other funds, yet more pronounced as a result of the Fund’s concentrated portfolio construction guidelines.

Finally, while the majority of holdings in the Aggressive Value Fund were in the form of equities, it also gained security exposure through the use of derivative instruments at varying points in the fiscal year. Cambiar employs the use of longer maturity call options and total return swaps in the Cambiar Aggressive Value Fund, and has used some total return swaps in the Cambiar Opportunity Fund in the past. In early 2012, all swap positions in Cambiar Opportunity Fund were closed out, and have not been re-entered into since. The instruments, among other impacts, are intended to permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. On balance, we would estimate that the Opportunity Fund’s performance was not affected in fiscal 2013 through the use of derivatives, while the Aggressive Value Fund’s performance was improved by one to two percentage points.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

Thank you for your continued confidence in us.

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involved heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses. There can be no assurances that the Portfolio will achieve its stated objectives. Current and future holdings are subject to risk.

S&P ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Certain information contained in this communication constitutes “forward-looking statements”. Due to market risk and uncertainties, actual events or results, or the actual performance of the Cambiar Investors may differ materially from that reflected or contemplated in such forward-looking statements.

All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index incorporates large and mid cap equity coverage in 24 developed and 21 emerging market countries. The Index includes 2,428 constituents and spans approximately 85% of the global investable equity market.

Nikkei-225 Stock Average is a price-weighted index of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000®Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return is as of June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investor Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.31% (gross); 1.21% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to limit its management fee to not more than 0.90% and to keep net operating expenses from exceeding 1.20% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. Absent these waivers, total return would be reduced. Institutional Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.06% (gross); 0.96% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to limit its management fee to not more than 0.90% and to keep net operating expenses from exceeding 0.95% of the Fund’s Institutional Class Shares’ average daily net assets until September 1, 2013. Absent these waivers, total return would be reduced. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment

(1)	Returns prior to September 9, 2002, represent the performance of the Cambiar International Equity Trust, a Delaware business trust (the “Predecessor International Fund”). The Predecessor International Fund was managed by the same advisor who currently manages the Fund and had identical investment objectives and strategies.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investor Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.61% (gross); 1.20% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to limit its management fee to not more than 0.90% and to keep net operating expenses from exceeding 1.20% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. Institutional Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.36% (gross); 0.95% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to limit its management fee to not more than 0.90% and to keep net operating expenses from exceeding 0.95% of the Fund’s Institutional Class Shares’ average daily net assets until September 1, 2013. Absent these waivers, total return would be reduced. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000 Index annualized inception to date return is as of August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Investor Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.45% (gross); 1.32% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses from exceeding 1.30% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. Institutional Share Class: As of the prospectus dated 9/1/2012 expense ratio is 1.19% (gross); 1.07% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses from exceeding 1.05% of the Fund’s Institutional Class Shares’ average daily net assets until September 1, 2013. Absent these waivers, total return would be reduced. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

Growth of a $10,000 Investment

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

As of the prospectus dated 9/1/2012 expense ratio is 1.40% (gross); 1.35% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses from exceeding 1.35% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

Growth of a $10,000 Investment

(1)	Commenced operations on May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

As of the prospectus dated 9/1/2012 Expense ratio is 8.57% (gross); 1.36% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses from exceeding 1.35% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
SELECT FUND

Growth of a $10,000 Investment

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

As of the prospectus dated 9/1/2012 expense ratio is 15.06% (gross); 1.31% (net). Cambiar Investors LLC has contractually agreed to reduce fees and reimburse expenses in order to keep net operating expenses from exceeding 1.30% of the Fund’s Investor Class Shares’ average daily net assets until September 1, 2013. See prospectus for further details.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 2.5%
Honeywell International	270,000	$19,855,800

AUTOMOBILES — 3.5%
Ford Motor	2,000,000	27,420,000

CHEMICALS — 6.8%
Dow Chemical	875,000	29,671,250
Mosaic	375,000	23,096,250

		52,767,500

COMMERCIAL BANKS — 2.6%
Regions Financial	2,425,000	20,588,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
COMPUTER SOFTWARE — 3.0%
Microsoft	106,100	$3,511,910
Symantec*	815,000	19,804,500

		23,316,410

CONSTRUCTION & ENGINEERING — 2.4%
KBR	630,000	18,950,400

CONSUMER FINANCE — 2.6%
Capital One Financial	350,000	20,223,000

ELECTRICAL EQUIPMENT — 4.5%
Eaton	300,000	18,423,000
Rockwell Automation	195,000	16,532,100

		34,955,100

ELECTRONICS EQUIPMENT — 3.0%
Flextronics International Ltd.*	3,250,000	23,237,500

ENERGY EQUIPMENT & SERVICES — 7.4%
Halliburton	500,000	21,385,000
National Oilwell Varco	290,000	18,913,800
Superior Energy Services*	625,000	17,243,750

		57,542,550

FOOD & STAPLES RETAILING — 2.2%
CVS Caremark	300,000	17,454,000

HEALTH CARE EQUIPMENT & SUPPLIES — 4.3%
Abbott Laboratories	530,000	19,567,600
Baxter International	200,000	13,974,000

		33,541,600

HEALTH CARE PROVIDER & SERVICES — 4.9%
Aetna	315,000	18,093,600
Express Scripts Holding*	335,000	19,888,950

		37,982,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
HOTELS RESTAURANTS & LEISURE — 5.0%
Carnival, Cl A	560,000	$19,325,600
Darden Restaurants	375,000	19,361,250

		38,686,850

HOUSEHOLD PRODUCTS — 2.5%
Procter & Gamble	255,000	19,576,350

INSURANCE — 9.1%
ACE Ltd.	180,000	16,045,200
MetLife	485,000	18,910,150
Prudential Financial	335,000	20,240,700
Willis Group Holdings	395,000	15,673,600

		70,869,650

INTERNET SOFTWARE & SERVICES — 3.6%
Google, Cl A*	34,000	28,035,380

MACHINERY — 2.4%
Stanley Black & Decker	250,000	18,702,500

MULTI-LINE RETAIL — 2.5%
Target	275,000	19,404,000

OIL, GAS & CONSUMABLE FUELS — 10.4%
Devon Energy	400,000	22,024,000
Occidental Petroleum	250,000	22,315,000
Royal Dutch Shell ADR, Cl B	285,000	19,890,150
Valero Energy	410,000	16,531,200

		80,760,350

PHARMACEUTICALS — 1.4%
Merck	225,000	10,575,000

ROAD & RAIL — 4.3%
Norfolk Southern	225,000	17,419,500
Union Pacific	110,000	16,275,600

		33,695,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
SEMI-CONDUCTORS & INSTRUMENTS — 2.1%
ON Semiconductor*	2,100,000	$16,506,000

TELECOMMUNICATION SERVICES — 2.5%
Vodafone Group ADR	625,000	19,118,750

TOTAL COMMON STOCK (Cost $578,305,482)		743,764,590

SHORT-TERM INVESTMENT (A) — 1.4%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $11,268,202)	11,268,202	11,268,202

TOTAL INVESTMENTS — 96.9% (Cost $589,573,684)		$755,032,792

Percentages are based on Net Assets of $779,103,551.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2013, all of the Fund’s investments were Level 1.

For the year ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.1%
	Shares	Value
BRAZIL — 1.7%
Itau Unibanco Holding ADR	40,000	$673,200

CANADA — 4.0%
Bombardier	185,000	735,696
Suncor Energy	26,300	819,245

		1,554,941

FRANCE — 7.4%
Alstom	16,900	694,270
AXA	41,100	770,252
Capital Gemini	14,500	667,650
Technip	6,900	741,398

		2,873,570

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
GERMANY — 14.4%
Adidas	7,600	$794,568
Daimler	21,000	1,163,237
Deutsche Boerse	11,500	718,655
Enterprise Software	18,200	636,940
GEA Group	22,000	744,984
Infineon Technologies	102,000	806,183
SAP ADR	9,100	726,635

		5,591,202

IRELAND — 1.9%
Shire ADR	8,000	749,120

ISRAEL — 2.0%
Check Point Software Technologies*	16,600	773,892

JAPAN — 23.7%
Asahi Kasei	116,900	784,854
Kao ADR	23,600	804,760
Komatsu	46,000	1,255,661
Mitsubishi Estate	22,900	744,056
Mitsui	50,000	686,788
Nidec	13,000	884,817
Nippon Telegraph & Telephone ADR	33,000	820,710
Secom	13,200	737,173
Sony Financial Holdings	56,700	800,354
Tokyo Electron Ltd.	17,000	870,855
TOTO	80,300	832,594

		9,222,622

MEXICO — 2.2%
America Movil ADR, Ser L	40,000	855,200

NETHERLANDS — 7.9%
European Aeronautic Defence and Space	14,000	740,238
Heineken	10,600	749,337
Koninklijke DSM	12,500	806,361

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
NETHERLANDS — continued
Royal Dutch Shell ADR, Cl B	11,000	$767,690

		3,063,626

SINGAPORE — 2.0%
DBS Group Holdings Ltd.	58,000	789,250

SPAIN — 4.2%
Banco Bilbao Vizcaya Argentaria ADR	80,155	785,519
Repsol ADR	36,000	840,960

		1,626,479

SWITZERLAND — 6.2%
Julius Baer Group*	20,965	835,937
Novartis ADR	10,200	752,352
Roche Holding	3,200	800,560

		2,388,849

TAIWAN — 2.1%
Siliconware Precision Industries ADR	135,600	825,804

UNITED KINGDOM — 10.5%
ICAP	150,000	671,896
Marks & Spencer Group	122,497	779,012
TESCO	126,545	721,148
Vodafone Group ADR	37,000	1,131,830
WPP	45,500	753,482

		4,057,368

UNITED STATES — 3.9%
Coca-Cola Enterprises	20,300	743,589
Schlumberger Ltd.	10,300	766,629

		1,510,218

TOTAL COMMON STOCK (Cost $30,595,297)		36,555,341

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2013

PREFERRED STOCK — 2.0%
	Shares	Value
GERMANY — 2.0%
Porsche Automobil Holding (Cost $639,771)	10,000	$784,311

SHORT-TERM INVESTMENT (A) — 4.2%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $1,618,177)	1,618,177	1,618,177

TOTAL INVESTMENTS — 100.3% (Cost $32,853,245)		$38,957,829

Percentages are based on Net Assets of $38,857,953.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

Ser — Series

As of April 30, 2013, all of the Fund’s investments were Level 1.

For the year ended April 30, 2013, there were transfers, recognized at the end of the period, from Level 2 to Level 1 assets and liabilities that represented securities traded primarily outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.9%
	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 2.0%
Exelis	2,436,000	$27,210,120

CHEMICALS — 5.7%
Cabot	733,000	27,531,480
Intrepid Potash	1,253,000	23,067,730
Scotts Miracle-Gro, Cl A	603,000	27,346,050

		77,945,260

COMMERCIAL BANKS — 7.7%
Cathay General Bancorp	1,325,000	26,115,750
First Niagara Financial Group	2,864,000	27,236,640
TCF Financial	1,919,000	27,921,450
Umpqua Holdings	2,058,000	24,696,000

		105,969,840

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 3.0%
ABM Industries	944,000	$21,287,200
Brink’s	751,000	19,909,010

		41,196,210

COMMUNICATIONS EQUIPMENT — 3.5%
Finisar*	2,016,000	25,885,440
JDS Uniphase*	1,673,000	22,585,500

		48,470,940

COMPUTERS & PERIPHERALS — 2.0%
Diebold	917,000	26,858,930

CONSTRUCTION & ENGINEERING — 1.9%
Foster Wheeler*	1,220,000	25,742,000

CONSUMER FINANCE — 4.0%
AerCap Holdings*	1,837,000	29,153,190
Air Lease, Cl A	960,000	26,409,600

		55,562,790

DIVERSIFIED CONSUMER SERVICES — 1.9%
Sotheby’s	722,000	25,616,560

ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.9%
Bruker*	1,465,000	26,033,050

ENERGY EQUIPMENT & SERVICES — 7.2%
Atwood Oceanics*	525,000	25,751,250
C&J Energy Services*	1,216,345	24,071,468
Key Energy Services*	3,685,000	21,888,900
McDermott International*	2,490,000	26,593,200

		98,304,818

FOOD PRODUCTS — 5.6%
Darling International*	1,571,000	29,079,210
Fresh Del Monte Produce	750,000	19,057,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
FOOD PRODUCTS — continued
TreeHouse Foods*	439,000	$27,968,690

		76,105,400

HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
Integra LifeSciences Holdings*	602,000	21,088,060

HEALTH CARE PROVIDER & SERVICES — 8.0%
Health Net*	905,000	26,607,000
LifePoint Hospitals*	606,000	29,088,000
Magellan Health Services*	556,000	28,444,960
WellCare Health Plans*	437,000	25,481,470

		109,621,430

HEALTH CARE TECHNOLOGY — 1.4%
Quality Systems	1,088,000	19,442,560

HOTELS RESTAURANTS & LEISURE — 3.4%
SeaWorld Entertainment*	601,535	20,211,576
Wendy’s	4,717,000	26,839,730

		47,051,306

HOUSEHOLD DURABLES — 2.0%
Harman International Industries	616,000	27,541,360

INSURANCE — 5.5%
American Equity Investment Life Holding	1,407,000	21,442,680
Aspen Insurance Holdings Ltd.	712,000	27,191,280
Hanover Insurance Group	519,000	26,173,170

		74,807,130

MACHINERY — 3.6%
Crane	510,000	27,453,300
Harsco	970,000	21,175,100

		48,628,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
METALS & MINING — 1.9%
Carpenter Technology	594,000	$26,706,240

MULTI-LINE RETAIL — 2.0%
Saks*	2,315,000	26,738,250

OIL & GAS — 1.1%
Western Refining	488,240	15,091,498

OIL, GAS & CONSUMABLE FUELS — 1.5%
Approach Resources*	841,000	19,948,520

PROFESSIONAL SERVICES — 1.4%
Korn/Ferry International*	1,160,000	19,198,000

RETAIL — 1.6%
Aeropostale*	1,502,000	22,019,320

SEMI-CONDUCTORS & INSTRUMENTS — 6.9%
Atmel*	3,989,000	25,808,830
Lattice Semiconductor*	3,767,000	17,516,550
Microsemi*	1,181,000	24,564,800
Teradyne*	1,637,000	26,912,280

		94,802,460

SOFTWARE — 1.9%
PTC*	1,059,000	25,426,590

SPECIALTY RETAIL — 3.9%
ANN*	931,830	27,526,258
Finish Line, Cl A	1,134,000	21,988,260
Rent-A-Center, Cl A	123,715	4,321,365

		53,835,883

TEXTILES, APPAREL & LUXURY GOODS — 1.9%
Hanesbrands	512,450	25,704,492

TOTAL COMMON STOCK (Cost $1,194,869,963)		1,312,667,417

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND
APRIL 30, 2013

SHORT-TERM INVESTMENT (A) — 3.3%

	Shares	Value
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $46,057,762)	46,057,762	$46,057,762

TOTAL INVESTMENTS — 99.2% (Cost $1,240,927,725)		$1,358,725,179

Percentages are based on Net Assets of $1,369,182,554.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2013.

Cl — Class

Ltd. — Limited

As of April 30, 2013, all of the Fund’s investments were Level 1.

For the year ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 87.3%
	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 5.3%
Bombardier, Cl B*	1,800,000	$7,158,125

AUTOMOBILES — 4.1%
Daimler	100,000	5,539,222

CHEMICALS — 3.9%
Dow Chemical	120,000	4,069,200
Mosaic	20,000	1,231,800

		5,301,000

COMPUTER SOFTWARE — 6.6%
Software	115,000	4,024,621
Symantec*	200,000	4,860,000

		8,884,621

CONSTRUCTION & ENGINEERING — 3.9%
KBR	175,000	5,264,000

CONSUMER FINANCE — 4.7%
AerCap Holdings*	400,000	6,348,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Nippon Telegraph & Telephone ADR	100,000	$2,487,000

ELECTRICAL EQUIPMENT — 4.1%
Nidec ADR	325,000	5,505,500

ELECTRONICS EQUIPMENT — 4.8%
Flextronics International Ltd.*	900,000	6,435,000

ENERGY EQUIPMENT & SERVICES — 9.9%
Halliburton	100,000	4,277,000
Key Energy Services*	600,000	3,564,000
Superior Energy Services*	200,000	5,518,000

		13,359,000

HEALTH CARE PROVIDER & SERVICES — 3.0%
Aetna	70,000	4,020,800

HOUSEHOLD DURABLES — 6.6%
Harman International Industries	200,000	8,942,000

INTERNET SOFTWARE & SERVICES — 4.3%
Google, Cl A*	7,000	5,771,990

MULTI-LINE RETAIL — 3.9%
Target	75,000	5,292,000

OIL, GAS & CONSUMABLE FUELS — 10.3%
Devon Energy	75,000	4,129,500
Repsol	80,000	1,877,390
Royal Dutch Shell ADR, Cl A	25,000	1,699,250
Suncor Energy	200,000	6,230,000

		13,936,140

SEMI-CONDUCTORS & INSTRUMENTS — 8.3%
LSI*	625,000	4,087,500
ON Semiconductor*	900,000	7,074,000

		11,161,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares/ Contracts	Value
TELECOMMUNICATION SERVICES — 1.7%
Vodafone Group ADR	75,000	$2,294,250

TOTAL COMMON STOCK (Cost $109,274,670)		117,700,148

PREFERRED STOCK — 4.7%
AUTOMOBILES — 4.7%
Porsche Automobil Holding (Cost $4,250,226)	80,000	6,274,489

TOTAL INVESTMENTS — 92.0% (Cost $113,524,896)		$123,974,637

PURCHASED EQUITY OPTIONS† — 7.6%
AUTOMOBILES — 1.0%
Daimler Call, Expires: 06/19/15 Strike Price: $30.00*	800	1,364,578

CHEMICALS — 1.9%
Mosaic Call, Expires: 01/18/14 Strike Price: $40.00*	1,200	2,574,000

ENERGY & EQUIPMENT SERVICES — 2.5%
Halliburton Call, Expires: 01/17/15 Strike Price: $20.00*	1,500	3,375,000

OIL, GAS & CONSUMABLE FUELS — 2.2%
Devon Energy Call, Expires 01/17/15 Strike Price: $40.00*	1,000	1,630,000
Repsol European Call, Expires 06/20/14 Strike Price: $15.00*	3,000	1,266,684

		2,896,684

TOTAL PURCHASED EQUITY OPTIONS (Cost $9,458,492)		$10,210,262

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2013

†  For the year ended April 30, 2013, the total amount of all open purchased equity options, as presented in the Schedule of Investments, is representative of the volume of activity for this derivative type during the period.

Percentages are based on Net Assets of $134,747,802.

*  Non-income producing security.

ADR — American Depository Receipt

Cl — Class

Ltd. — Limited

Equity Swaps held by the Fund at April 30, 2013, were as follows:

Company Reference	Counterparty	Termination Date	Receive/(Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Devon Energy	Goldman Sachs	02/13/2014	(1 Month LIBOR plus 0.50%)	50,000	$2,699,478	$48,336
iShares MSCI ETF	Goldman Sachs	04/24/2014	1 Month LIBOR plus 1.50%	(100,000)	(5,023,250)	(202,808)
Nippon Telegraph & Telephone ADR	Goldman Sachs	05/13/2014	(1 Month LIBOR plus 0.50%)	200,000	4,434,222	538,213
Porsche Preferred	Goldman Sachs	10/23/2013- 03/25/2014	(1 Month LIBOR plus 0.50%)	80,000	5,601,089	672,646
ProShares Ultra S&P 500 ETF	Goldman Sachs	02/06/2014	1 Month LIBOR plus 3.75%	(100,000)	(6,514,283)	(1,099,193)
Royal Dutch Shell, Cl B ADR	Goldman Sachs	05/09/2013- 08/28/2013	(1 Month LIBOR plus 0.50%)	100,000	6,944,086	9,269
SPDR S&P Retail ETF	Goldman Sachs	01/24/2014	1 Month LIBOR plus 1.40%	(25,000)	(1,676,565)	(164,707)
Suncor Energy	J.P. Morgan	05/02/2014	(1 Month LIBOR plus 0.40%)	125,000	3,658,750	233,221
Under Armour, Cl A	Goldman Sachs	02/21/2014	1 Month LIBOR plus 0.50%	(75,000)	(3,486,080)	(797,945)
Vodafone ADR	J.P. Morgan	11/26/2013	(1 Month LIBOR plus 0.40%)	100,000	2,974,000	84,701

						$(678,267)

ETF — Exchange Traded Fund

SPDR — Standard & Poor’s Depositary Receipt

For the year ended April 30, 2013, the total notional amount of all open swap agreements, as presented in the table above, is representative of the volume of activity for this derivative type during the period.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND
APRIL 30, 2013

The following is a summary of inputs used as of April 30, 2013 in valuing the Fund’s investments and other financial instruments carried at value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$117,700,148	$—	$—	$117,700,148
Preferred Stock	6,274,489	—	—	6,274,489
Purchased Equity Options	10,210,262	—	—	10,210,262
Equity Swaps – Assets‡	—	1,586,386	—	1,586,386

Total Assets	$134,184,899	$1,586,386	$—	$135,771,285

Liabilities	Level 1	Level 2	Level 3	Total
Equity Swaps – Liabilities‡	$—	$(2,264,653)	$—	$(2,264,653)

Total Liabilities	$—	$(2,264,653)	$—	$(2,264,653)

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.1%
	Shares	Value
AIR FREIGHT & LOGISTICS — 2.3%
Expeditors International of Washington	1,170	$42,038

BIOTECHNOLOGY — 2.7%
United Therapeutics*	730	48,749

CHEMICALS — 7.6%
Celanese, Cl A	900	44,469
Huntsman	2,540	47,904
Scotts Miracle-Gro, Cl A	990	44,897

		137,270

COMMERCIAL BANKS — 7.4%
Regions Financial	5,700	48,393
Umpqua Holdings	3,450	41,400

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
COMMERCIAL BANKS — continued
Zions Bancorporation	1,790	$44,070

		133,863

CONSTRUCTION & ENGINEERING — 4.9%
KBR	1,415	42,563
URS	1,050	46,116

		88,679

CONSUMER FINANCE — 2.5%
AerCap Holdings*	2,850	45,230

CONTAINERS & PACKAGING — 2.4%
Greif, Cl A	890	42,871

ELECTRICAL EQUIPMENT — 2.3%
Rockwell Automation	490	41,542

ELECTRONICS EQUIPMENT — 4.9%
Flextronics International Ltd.*	6,600	47,190
Jabil Circuit	2,350	41,830

		89,020

ENERGY EQUIPMENT & SERVICES — 7.7%
Atwood Oceanics*	860	42,183
Oil States International*	580	51,829
Superior Energy Services*	1,660	45,799

		139,811

HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
CareFusion*	1,400	46,816

HEALTH CARE PROVIDER & SERVICES — 2.8%
Universal Health Services, Cl B	760	50,608

HOTELS RESTAURANTS & LEISURE — 2.7%
Darden Restaurants	960	49,565

HOUSEHOLD DURABLES — 2.5%
Harman International Industries	1,025	45,827

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
INSURANCE — 5.3%
Axis Capital Holdings	1,125	$50,209
Reinsurance Group of America, Cl A	740	46,287

		96,496

IT SERVICES — 5.4%
Global Payments	960	44,544
SAIC	3,580	53,485

		98,029

MACHINERY — 7.0%
Crane	840	45,217
SPX	550	40,981
Stanley Black & Decker	540	40,397

		126,595

MARINE — 2.4%
Kirby*	585	43,811

METALS & MINING — 2.1%
Allegheny Technologies	1,420	38,312

OIL, GAS & CONSUMABLE FUELS — 2.2%
Whiting Petroleum*	920	40,940

PHARMACEUTICALS — 2.5%
Endo Health Solutions*	1,240	45,434

PROFESSIONAL SERVICES — 4.9%
Dun & Bradstreet	535	47,321
Manpower	790	41,996

		89,317

ROAD & RAIL — 2.8%
Hertz Global Holdings*	2,080	50,086

SEMI-CONDUCTORS & INSTRUMENTS — 4.6%
LSI*	6,400	41,856
ON Semiconductor*	5,250	41,265

		83,121

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
SPECIALTY RETAIL — 2.6%
Abercrombie & Fitch, Cl A	955	$47,330

TOTAL COMMON STOCK (Cost $1,540,183)		1,761,360

SHORT-TERM INVESTMENT (A) — 3.1%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $56,600)	56,600	56,600

TOTAL INVESTMENTS — 100.2% (Cost $1,596,783)		$1,817,960

Percentages are based on Net Assets of $1,814,429.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2013.

Cl — Class

Ltd. — Limited

As of April 30, 2013, all of the Fund’s investments were Level 1.

For the year ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2013

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.7%
	Shares	Value
AEROSPACE/DEFENSE EQUIPMENT — 3.6%
Bombardier, Cl B*	5,910	$23,285
Honeywell International	379	27,872

		51,157

AUTOMOBILES — 3.4%
Daimler	460	25,341
Porsche Automobil Holding ADR	3,088	23,284

		48,625

BUILDING PRODUCTS — 2.4%
TOTO ADR	1,635	33,845

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
CAPITAL MARKETS — 2.0%
Julius Baer Group Ltd. ADR	3,498	$27,809

CHEMICALS — 7.6%
Asahi Kasei ADR	2,165	28,859
Celanese, Cl A	575	28,411
Koninklijke DSM ADR	1,710	27,548
Mosaic	365	22,480

		107,298

COMMERCIAL BANKS — 5.9%
DBS Group Holdings ADR	520	28,345
Itau Unibanco Holding ADR	1,460	24,572
Regions Financial	3,570	30,309

		83,226

COMMERCIAL SERVICES & SUPPLIES — 1.8%
Secom ADR	1,865	26,038

COMPUTER SOFTWARE — 3.8%
Microsoft	175	5,793
Software ADR	2,340	20,498
Symantec*	1,101	26,754

		53,045

CONSTRUCTION & ENGINEERING — 2.0%
KBR	945	28,426

CONSUMER FINANCE — 2.1%
Capital One Financial	508	29,352

ELECTRICAL EQUIPMENT — 4.3%
Eaton	451	27,696
Nidec ADR	1,955	33,118

		60,814

ENERGY EQUIPMENT & SERVICES — 3.6%
Halliburton	665	28,442
Technip ADR	821	22,118

		50,560

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 3.7%
Baxter International	355	$24,804
CareFusion*	834	27,889

		52,693

HEALTH CARE PROVIDER & SERVICES — 4.0%
Aetna	525	30,156
Express Scripts Holding*	450	26,716

		56,872

HOTELS RESTAURANTS & LEISURE — 2.0%
Carnival, Cl A	800	27,608

HOUSEHOLD PRODUCTS — 1.9%
Procter & Gamble	345	26,486

INDUSTRIAL/MACHINERY — 1.7%
GEA Group ADR	710	24,043

INSURANCE — 9.5%
AXA ADR	1,455	27,136
MetLife	734	28,619
Reinsurance Group of America, Cl A	450	28,147
Sony Financial Holdings ADR	1,412	19,881
Willis Group Holdings	760	30,157

		133,940

INTERNET SOFTWARE & SERVICES — 2.0%
Google, Cl A*	34	28,035

MACHINERY — 2.1%
Komatsu Ltd. ADR	1,085	29,588

MEDIA — 2.0%
WPP ADR	340	28,063

OIL, GAS & CONSUMABLE FUELS — 5.3%
Devon Energy	485	26,704
Royal Dutch Shell ADR, Cl B	362	25,264

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2013

COMMON STOCK — continued

	Shares	Value
OIL, GAS & CONSUMABLE FUELS — continued
Valero Energy	575	$23,184

		75,152

PHARMACEUTICALS — 2.3%
Roche Holding ADR	516	32,209

REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.2%
Mitsubishi Estate ADR	970	31,360

ROAD & RAIL — 2.1%
Norfolk Southern	390	30,194

SEMI-CONDUCTORS & INSTRUMENTS — 6.1%
LSI*	4,025	26,323
ON Semiconductor*	3,616	28,422
Siliconware Precision Industries ADR	5,100	31,059

		85,804

TELECOMMUNICATION SERVICES — 4.2%
America Movil ADR, Ser L	1,405	30,039
Vodafone Group ADR	976	29,856

		59,895

TEXTILES, APPAREL & LUXURY GOODS — 2.1%
Adidas ADR	563	29,445

TOTAL COMMON STOCK (Cost $1,142,698)		1,351,582

SHORT-TERM INVESTMENT (A) — 3.6%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $50,940)	50,940	50,940

TOTAL INVESTMENTS — 99.3% (Cost $1,193,638)		$1,402,522

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND
APRIL 30, 2013

Percentages are based on Net Assets of $1,413,087.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2013.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

Ser — Series

As of April 30, 2013, all of the Fund’s investments were Level 1.

For the year ended April 30, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2013, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	International Equity Fund
Assets:
Cost of securities	$589,573,684	$32,853,245

Investments in securities at value	$755,032,792	$38,957,829
Foreign Currency (Cost $— and $23,760, respectively)	—	23,760
Receivable for investment securities sold	25,687,807	—
Receivable for capital shares sold	799,450	6,769
Dividends receivable	579,094	81,540
Receivable for dividend tax reclaim	—	31,725
Prepaid expenses	22,524	17,926

Total Assets	782,121,667	39,119,549

Liabilities:
Payable for capital shares redeemed	1,251,678	164
Payable for investment securities purchased	1,019,108	195,410
Investment Adviser fees payable	519,703	9,679
Shareholder servicing fees payable	100,499	14,522
Payable due to administrator	32,389	1,575
Payable due to trustees	5,434	256
Chief Compliance Officer fees payable	1,691	79
Accrued expenses	87,614	39,911

Total Liabilities	3,018,116	261,596

Net Assets	$779,103,551	$38,857,953

Net Assets:
Paid-in Capital	$828,308,432	$36,776,928
Undistributed net investment income	8,920,545	406,978
Accumulated net realized loss on investments	(223,584,534)	(4,429,255)
Net unrealized appreciation on investments	165,459,108	6,104,584
Net unrealized depreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	(1,282)

Net Assets	$779,103,551	$38,857,953

Investor Class Shares:
Net Assets	$496,246,893	$30,614,949
Total shares outstanding at end of year	24,265,069	1,406,540
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.45	$21.77
Institutional Class Shares:
Net Assets	$282,856,658	$8,243,004
Total shares outstanding at end of year	13,843,013	378,278
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.43	$21.79

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	Aggressive Value Fund
Assets:
Cost of securities	$1,240,927,725	$113,524,896
Cost of purchased equity options	—	9,458,492

Investments in securities at value	$1,358,725,179	$123,974,637
Purchased equity options at value	—	10,210,262
Cash	—	600,000 †
Foreign Currency (Cost $— and $6, respectively)	—	6
Receivable for investment securities sold	20,539,404	1,721,102
Unrealized gain on equity swaps	—	1,586,386
Receivable for capital shares sold	4,767,643	58,125
Dividends receivable	333,686	155,758
Receivable for dividend tax reclaim	—	52,288
Prepaid expenses	23,692	7,001

Total Assets	1,384,389,604	138,365,565

Liabilities:
Payable for investment securities purchased	12,074,295	298,030
Payable for capital shares redeemed	1,721,297	250,433
Investment Adviser fees payable	1,002,110	97,759
Shareholder servicing fees payable	218,716	26,347
Payable due to administrator	57,037	5,529
Payable due to trustees	9,451	937
Chief Compliance Officer fees payable	2,941	292
Unrealized loss on equity swaps	—	2,264,653
Payable for settlement of equity swaps	—	558,918
Payable for closed equity swaps	—	77,500
Accrued expenses	121,203	37,365

Total Liabilities	15,207,050	3,617,763

Net Assets	$1,369,182,554	$134,747,802

Net Assets:
Paid-in Capital	$1,198,724,489	$204,753,002
Undistributed net investment (accumulated loss)	—	(350,698)
Accumulated net realized gain (loss) on investments and purchased equity options	52,660,611	(80,178,714)
Net unrealized appreciation on investments	117,797,454	10,449,741
Net unrealized appreciation on purchased equity options	—	751,770
Net unrealized depreciation on equity swaps	—	(678,267)
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	968

Net Assets	$1,369,182,554	$134,747,802

Investor Class Shares:
Net Assets	$849,730,577	$134,747,802
Total shares outstanding at end of year	42,220,873	10,906,277
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.13	$12.36
Institutional Class Shares:
Net Assets	$519,451,977	N/A
Total shares outstanding at end of year	25,539,746	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$20.34	N/A

†	Pledged as collateral for swap contracts (Note 2).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2013

STATEMENTS OF ASSETS AND LIABILITIES
	SMID Fund	Global Select Fund
Assets:
Cost of securities	$1,596,783	$1,193,638

Investments in securities at value	$1,817,960	$1,402,522
Receivable for investment securities sold	—	25,175
Receivable due from Investment Adviser	9,850	7,159
Dividends receivable	481	1,152
Receivable for dividend tax reclaim	—	241
Prepaid expenses	13,961	5,169

Total Assets	1,842,252	1,441,418

Liabilities:
Audit fees payable	21,175	21,175
Shareholder servicing fees payable	1,107	421
Payable due to administrator	75	58
Payable due to trustees	12	10
Chief Compliance Officer fees payable	4	3
Legal fees payable	3	2
Accrued expenses	5,447	6,662

Total Liabilities	27,823	28,331

Net Assets	$1,814,429	$1,413,087

Net Assets:
Paid-in Capital	$1,659,436	$1,141,199
Undistributed net investment income (accumulated loss)	(2,220)	47
Accumulated net realized gain (loss) on investments	(63,964)	62,957
Net unrealized appreciation on investments	221,177	208,884

Net Assets	$1,814,429	$1,413,087

Investor Class Shares:
Net Assets	$1,814,429	$1,413,087
Total shares outstanding at end of year	167,262	113,152
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$10.85	$12.49

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED APRIL 30, 2013

STATEMENTS OF OPERATIONS
	Opportunity Fund	International Equity Fund

Investment Income
Dividends	$22,781,455	$925,219
Less: Foreign Taxes Withheld	(132,323)	(71,883)

Total Investment Income	22,649,132	853,336

Expenses
Investment Advisory Fees	9,417,741	349,540
Shareholder Servicing Fees – Investor Class Shares	1,709,219	67,520
Administration Fees	511,099	17,183
Trustees’ Fees	27,220	919
Chief Compliance Officer Fees	7,356	256
Transfer Agent Fees	256,257	41,155
Printing Fees	158,405	9,725
Registration & Filing Fees	44,657	28,985
Custodian Fees	40,149	13,101
Legal Fees	29,895	1,012
Audit Fees	22,556	21,375
Other Expenses	32,872	11,961

Total Expenses	12,257,426	562,732

Less:
Investment Advisory Fees Waiver	(1,133,347)	(159,106)
Fess Paid Indirectly (Note 3)	(562)	(13)

Net Expenses	11,123,517	403,613

Net Investment Income	11,525,615	449,723

Net Realized Gain on Investments	144,494,652	1,523,573
Net Realized Loss on Equity Swaps	(2,048,125)	—
Net Realized Loss on Foreign Currency Transactions	—	(32,775)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(40,887,639)	2,271,219
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	(3,729)

Net Gain on Investments, Equity Swaps and Foreign Currency Transactions	101,558,888	3,758,288

Net Increase in Net Assets from Operations	$113,084,503	$4,208,011

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED APRIL 30, 2013

STATEMENTS OF OPERATIONS
	Small Cap Fund	Aggressive Value Fund

Investment Income
Dividends	$10,012,415	$2,397,845
Less: Foreign Taxes Withheld	—	(210,681)

Total Investment Income	10,012,415	2,187,164

Expenses
Investment Advisory Fees	11,485,702	1,488,469
Shareholder Servicing Fees – Investor Class Shares	1,893,981	372,117
Administration Fees	564,874	76,777
Trustees’ Fees	30,739	4,031
Chief Compliance Officer Fees	8,229	1,054
Transfer Agent Fees	242,655	49,112
Printing Fees	174,977	20,297
Registration & Filing Fees	58,845	25,252
Custodian Fees	43,541	15,602
Legal Fees	33,346	4,247
Audit Fees	22,440	21,525
Other Expenses	30,692	7,161

Total Expenses	14,590,021	2,085,644

Less:
Investment Advisory Fees Waiver	(1,205,134)	(76,734)
Fess Paid Indirectly (Note 3)	(572)	(120)

Net Expenses	13,384,315	2,008,790

Net Investment Income (Loss)	(3,371,900)	178,374

Net Realized Gain (Loss) on Investments	71,492,444	(10,723,623)
Net Realized Loss on Purchased Equity Options	—	(3,177,109)
Net Realized Gain on Equity Swaps	—	7,571,364
Net Realized Loss on Foreign Currency Transactions	—	(141,775)
Net Change in Unrealized Appreciation (Depreciation) on Investments	30,293,065	10,351,253
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	—	1,809,584
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	—	1,735,663
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	3,976

Net Gain on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	101,785,509	7,429,333

Net Increase in Net Assets from Operations	$98,413,609	$7,607,707

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED APRIL 30, 2013

STATEMENTS OF OPERATIONS
	SMID Fund	Global Select Fund

Investment Income
Dividends	$18,740	$27,183
Less: Foreign Taxes Withheld	(15)	(1,714)

Total Investment Income	18,725	25,469

Expenses
Investment Advisory Fees	16,467	12,275
Shareholder Servicing Fees – Investor Class Shares	784	614
Administration Fees	810	634
Trustees’ Fees	44	34
Chief Compliance Officer Fees	17	14
Transfer Agent Fees	24,518	24,457
Printing Fees	3,661	2,885
Registration & Filing Fees	38,753	14,138
Audit Fees	21,342	21,342
Custodian Fees	5,000	9,969
Legal Fees	48	210
Offering Costs	—	34,453
Other Expenses	1,262	638

Total Expenses	112,706	121,663

Less:
Investment Advisory Fees Waiver	(16,467)	(12,275)
Reimbursement of other operating expenses	(75,066)	(93,428)
Fess Paid Indirectly (Note 3)	(1)	(1)

Net Expenses	21,172	15,959

Net Investment Income (Loss)	(2,447)	9,510

Net Realized Gain on Investments	54,346	76,877
Net Change in Unrealized Appreciation (Depreciation) on Investments	158,159	109,974

Net Gain on Investments	212,505	186,851

Net Increase in Net Assets from Operations	$210,058	$196,361

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	Year Ended April 30, 2012
Operations:
Net Investment Income	$11,525,615	$10,703,672
Net Realized Gain (Loss) on Investments	144,494,652	(41,201,829)
Net Realized Loss on Equity Swaps	(2,048,125)	(24,069,388)
Net Change in Unrealized Depreciation on Investments and Equity Swaps	(40,887,639)	(135,298,600)

Net Increase (Decrease) in Net Assets Resulting from Operations	113,084,503	(189,866,145)

Dividends:
Net Investment Income:
Investor Class Shares	(6,029,969)	(4,809,352)
Institutional Class Shares	(3,552,201)	(2,740,909)

Total Dividends	(9,582,170)	(7,550,261)

Capital Share Transactions:
Investor Class Shares
Issued	109,201,552	396,822,934
Reinvestment of Dividends	4,685,400	3,628,820
Redeemed	(612,068,601)	(602,647,926)

Net Decrease in Net Assets from Investor Class Share Transactions	(498,181,649)	(202,196,172)

Institutional Class Shares
Issued	84,184,592	147,360,159
Reinvestment of Dividends	3,410,329	2,337,685
Redeemed	(215,144,272)	(106,277,677)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(127,549,351)	43,420,167

Net Decrease in Net Assets from Capital Share Transactions	(625,731,000)	(158,776,005)

Total Decrease in Net Assets	(522,228,667)	(356,192,411)
Net Assets:
Beginning of year	1,301,332,218	1,657,524,629

End of year (including undistributed net investment income of $8,920,545 and $9,870,220, respectively)	$779,103,551	$1,301,332,218

Share Transactions:
Investor Class Shares
Issued	6,219,960	22,281,791
Reinvestment of Dividends	266,216	217,295
Redeemed	(33,837,392)	(33,636,907)

Total Decrease in Investor Class Shares	(27,351,216)	(11,137,821)

Institutional Class Shares
Issued	4,590,275	8,324,914
Reinvestment of Dividends	194,100	140,065
Redeemed	(12,020,890)	(5,933,870)

Total Increase (Decrease) in Institutional Class Shares	(7,236,515)	2,531,109

Net Decrease in Shares Outstanding	(34,587,731)	(8,606,712)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	Year Ended April 30, 2012
Operations:
Net Investment Income	$449,723	$547,307
Net Realized Gain (Loss) on Investments	1,523,573	(124,287)
Net Realized Loss on Foreign Currency Transactions	(32,775)	(29,706)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,271,219	(3,630,763)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(3,729)	2,529

Net Increase (Decrease) in Net Assets Resulting from Operations	4,208,011	(3,234,920)

Dividends:
Net Investment Income:
Investor Class Shares	(446,525)	(290,213)
Institutional Class Shares	(66,176)	—

Total Dividends	(512,701)	(290,213)

Capital Share Transactions:
Investor Class Shares
Issued	5,659,766	8,159,436
Reinvestment of Dividends	434,148	288,009
Redemption Fees – Note 2	241	1,257
Redeemed	(13,931,849)	(7,994,475)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(7,837,694)	454,227

Institutional Class Shares
Issued	7,687,302	—
Reinvestment of Dividends	66,175	—
Redemption Fees – Note 2	361	—
Redeemed	(38,184)	—

Net Increase in Net Assets from Institutional Class Share Transactions	7,715,654	—

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(122,040)	454,227

Total Increase (Decrease) in Net Assets	3,573,270	(3,070,906)
Net Assets:
Beginning of year	35,284,683	38,355,589

End of year (including undistributed net investment income of $406,978 and $509,549, respectively)	$38,857,953	$35,284,683

Share Transactions:
Investor Class Shares
Issued	286,423	426,056
Reinvestment of Dividends	21,729	16,590
Redeemed	(707,069)	(410,470)

Total Increase (Decrease) in Investor Class Shares	(398,917)	32,176

Institutional Class Shares
Issued	376,781	—
Reinvestment of Dividends	3,312	—
Redeemed	(1,815)	—

Total Increase in Institutional Class Shares	378,278	—

Net Increase (Decrease) in Shares Outstanding	(20,639)	32,176

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	Year Ended April 30, 2012
Operations:
Net Investment Loss	$(3,371,900)	$(4,203,797)
Net Realized Gain on Investments	71,492,444	4,050,087
Net Change in Unrealized Appreciation on Investments	30,293,065	5,915,152

Net Increase in Net Assets Resulting from Operations	98,413,609	5,761,442

Distributions:
Realized Gains:
Investor Class Shares	(11,382,552)	(20,359,146)
Institutional Class Shares	(4,898,838)	(5,217,438)

Total Distributions	(16,281,390)	(25,576,584)

Capital Share Transactions:
Investor Class Shares
Issued	361,807,411	587,548,923
Reinvestment of Dividends	9,426,541	15,095,743
Redemption Fees – Note 2	84,340	122,350
Redeemed	(373,602,905)	(344,458,359)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(2,284,613)	258,308,657

Institutional Class Shares
Issued	345,206,479	161,628,709
Reinvestment of Dividends	4,789,179	3,767,115
Redemption Fees – Note 2	47,313	99,694
Redeemed	(111,117,361)	(60,929,580)

Net Increase in Net Assets from Institutional Class Share Transactions	238,925,610	104,565,938

Net Increase in Net Assets from Capital Share Transactions	236,640,997	362,874,595

Total Increase in Net Assets	318,773,216	343,059,453
Net Assets:
Beginning of year	1,050,409,338	707,349,885

End of year (including accumulated net investment loss of ($—) and ($2,155,123), respectively)	$1,369,182,554	$1,050,409,338

Share Transactions:
Investor Class Shares
Issued	19,387,054	33,209,306
Reinvestment of Dividends	516,523	944,665
Redeemed	(20,346,864)	(19,828,313)

Total Increase (Decrease) in Investor Class Shares	(443,287)	14,325,658

Institutional Class Shares
Issued	18,061,903	9,155,117
Reinvestment of Dividends	259,999	234,128
Redeemed	(6,017,853)	(3,575,744)

Total Increase in Institutional Class Shares	12,304,049	5,813,501

Net Increase in Shares Outstanding	11,860,762	20,139,159

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	Year Ended April 30, 2012
Operations:
Net Investment Income (Loss)	$178,374	$(675,038)
Net Realized Loss on Investments and Purchased Equity Options	(13,900,732)	(76,539,150)
Net Realized Gain (Loss) on Equity Swaps	7,571,364	(9,910,903)
Net Realized Gain (Loss) on Foreign Currency Transactions	(141,775)	83,840
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Equity Options and Equity Swaps	13,896,500	(33,931,003)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3,976	46,809

Net Increase (Decrease) in Net Assets Resulting from Operations	7,607,707	(120,925,445)

Distributions:
Realized Gains	—	(9,527,133)

Total Distributions	—	(9,527,133)

Capital Share Transactions:
Issued	18,570,751	199,077,432
Reinvestment of Dividends	—	9,248,514
Redemption Fees – Note 2	37,130	575,340
Redeemed	(119,040,749)	(241,210,820)

Net Decrease in Net Assets from Capital Share Transactions	(100,432,868)	(32,309,534)

Total Decrease in Net Assets	(92,825,161)	(162,762,112)
Net Assets:
Beginning of year	227,572,963	390,335,075

End of year (including undistributed net investment loss of ($350,698) and ($1,112,507), respectively)	$134,747,802	$227,572,963

Share Transactions:
Issued	1,718,773	15,883,730
Reinvestment of Dividends	—	903,175
Redeemed	(11,623,846)	(20,001,974)

Net Decrease in Shares Outstanding	(9,905,073)	(3,215,069)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	May 31, 2011* to April 30, 2012
Operations:
Net Investment Loss	$(2,447)	$(5,674)
Net Realized Gain (Loss) on Investments	54,346	(118,616)
Net Change in Unrealized Appreciation (Depreciation) on Investments	158,159	63,018

Net Increase (Decrease) in Net Assets Resulting from Operations	210,058	(61,272)

Capital Share Transactions:
Issued	35,360	1,852,112
Redeemed	(33,928)	(187,901)

Net Increase in Net Assets from Capital Share Transactions	1,432	1,664,211

Total Increase in Net Assets	211,490	1,602,939
Net Assets:
Beginning of period	1,602,939	—

End of period (including accumulated net investment loss of ($2,220) and ($2,668), respectively)	$1,814,429	$1,602,939

Share Transactions:
Issued	3,571	191,033
Redeemed	(3,963)	(23,379)

Net Increase (Decrease) in Shares Outstanding	(392)	167,654

*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2013	November 30, 2011* to April 30, 2012
Operations:
Net Investment Income	$9,510	$3,206
Net Realized Gain on Investments	76,877	7,307
Net Realized Loss on Foreign Currency Transactions	—	(169)
Net Change in Unrealized Appreciation (Depreciation) on Investments	109,974	98,910

Net Increase in Net Assets Resulting from Operations	196,361	109,254

Dividends and Distributions:
Net Investment Income	(11,566)	—
Realized Gains	(22,161)	—

Total Dividends and Distributions	(33,727)	—

Capital Share Transactions:
Issued	42,252	1,100,718
Reinvestment of Dividends	33,727	—
Redemption Fees – Note 2	565	—
Redeemed	(35,950)	(113)

Net Increase in Net Assets from Capital Share Transactions	40,594	1,100,605

Total Increase in Net Assets	203,228	1,209,859
Net Assets:
Beginning of period	1,209,859	—

End of period (including undistributed net investment income of $47 and $3,037, respectively)	$1,413,087	$1,209,859

Share Transactions:
Issued	4,014	109,284
Reinvestment of Dividends	3,087	—
Redeemed	(3,223)	(10)

Net Increase in Shares Outstanding	3,878	109,274

*	Commencement of operations.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.90	$20.38	$16.31	$11.43	$18.65
Income (Loss) from Operations:
Net Investment Income(1)	0.19	0.13	0.07	0.13	0.11
Net Realized and Unrealized Gain (Loss)	2.55	(2.52)	4.18	4.77	(7.04)

Total from Operations	2.74	(2.39)	4.25	4.90	(6.93)

Dividends and Distributions:
Net Investment Income	(0.19)	(0.09)	(0.18)	(0.02)	(0.09)
Net Realized Gain	—	—	—	—	(0.20)

Total Dividends and Distributions	(0.19)	(0.09)	(0.18)	(0.02)	(0.29)

Net Asset Value, End of Year	$20.45	$17.90	$20.38	$16.31	$11.43

Total Return†	15.51%	(11.71)%	26.19%	42.89%	(37.05)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$496,247	$923,887	$1,279,183	$811,337	$634,969
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.31%	1.30%	1.33%	1.35%	1.35%
Ratio of Net Investment Income to Average Net Assets	1.08%	0.73%	0.36%	0.91%	0.83%
Portfolio Turnover Rate	64%	62%	63%	78%	131%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$17.91	$20.40	$16.32	$11.43	$18.68
Income (Loss) from Operations:
Net Investment Income(1)	0.24	0.17	0.11	0.17	0.14
Net Realized and Unrealized Gain (Loss)	2.54	(2.53)	4.19	4.78	(7.07)

Total from Operations	2.78	(2.36)	4.30	4.95	(6.93)

Dividends and Distributions:
Net Investment Income	(0.26)	(0.13)	(0.22)	(0.06)	(0.12)
Net Realized Gain	—	—	—	—	(0.20)

Total Dividends and Distributions	(0.26)	(0.13)	(0.22)	(0.06)	(0.32)

Net Asset Value, End of Year	$20.43	$17.91	$20.40	$16.32	$11.43

Total Return†	15.76%	(11.50)%	26.53%	43.29%	(36.94)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$282,857	$377,445	$378,342	$332,988	$234,117
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.06%	1.05%	1.08%	1.10%	1.08%
Ratio of Net Investment Income to Average Net Assets	1.33%	0.96%	0.66%	1.15%	0.99%
Portfolio Turnover Rate	64%	62%	63%	78%	131%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$19.54	$21.63	$17.32	$12.11	$25.85
Income (Loss) from Operations:
Net Investment Income(1)	0.25	0.33	0.20	0.22	0.16
Net Realized and Unrealized Gain (Loss)	2.29	(2.24)	4.32	4.99	(12.44)

Total from Operations	2.54	(1.91)	4.52	5.21	(12.28)

Dividends and Distributions:
Net Investment Income	(0.31)	(0.18)	(0.21)	—	(0.14)
Net Realized Gain	—	—	—	—	(1.31)
Return of Capital	—	—	—	—	(0.01)

Total Dividends and Distributions	(0.31)	(0.18)	(0.21)	—	(1.46)

Redemption Fees(1) (2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$21.77	$19.54	$21.63	$17.32	$12.11

Total Return†	13.12%	(8.72)%	26.27%	43.02%	(47.44)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$30,615	$35,285	$38,356	$25,517	$18,710
Ratio of Expenses to Average Net Assets	1.23%	1.30%	1.30%	1.30%	1.38	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.70%	1.61%	1.68%	1.75%	1.65%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.73%	1.11%	1.39%	1.00%
Portfolio Turnover Rate	75%	62%	69%	86%	161%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.39%.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	November 30, 2012* to April 30, 2013
Net Asset Value, Beginning of Year	$19.85
Income (Loss) from Operations:
Net Investment Income(1)	0.18
Net Realized and Unrealized Gain	2.07

Total from Operations	2.25

Dividends and Distributions:
Net Investment Income	(0.31)
Net Realized Gain	—

Total Dividends and Distributions	(0.31)

Redemption Fees(1) (2)	0.00

Net Asset Value, End of Year	$21.79

Total Return†	11.48%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$8,243
Ratio of Expenses to Average Net Assets	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.59	%**
Ratio of Net Investment Income to Average Net Assets	2.04	%**
Portfolio Turnover Rate	75	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the year ended April 30, 2013.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Year	$18.76	$19.76		$15.03	$9.59	$13.53
Income (Loss) from Operations:
Net Investment Loss(1)	(0.07)	(0.10)		(0.07)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss)	1.72	(0.35	)(4)	4.79	5.50	(3.89)

Total from Operations	1.65	(0.45)		4.72	5.44	(3.94)

Dividends and Distributions:
Net Realized Gain	(0.28)	(0.55)		—	—	—

Total Dividends and Distributions	(0.28)	(0.55)		—	—	—

Redemption Fees(1)	0.00 (2)	0.00	(2)	0.01	0.00 (2)	0.00	(2)

Net Asset Value, End of Year	$20.13	$18.76		$19.76	$15.03	$9.59

Total Return†	8.96%	(1.80)%		31.47%	56.73%	(29.12)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$849,731	$800,200		$559,940	$122,384	$39,184
Ratio of Expenses to Average Net Assets	1.30%	1.26%		1.25%	1.24%	1.32	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.41%	1.38%		1.43%	1.60%	1.58%
Ratio of Net Investment Loss to Average Net Assets	(0.38)%	(0.55)%		(0.44)%	(0.52)%	(0.42)%
Portfolio Turnover Rate	71%	70%		85%	99%	103%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.34%.
(4)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,					October 31, 2008* to April 30, 2009
	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$18.90	$19.86		$15.08	$9.60	$9.60
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	(0.03)	(0.06)		(0.07)	(0.07)	0.01
Net Realized and Unrealized Gain (Loss)	1.75	(0.35	)(4)	4.85	5.55	(0.01)

Total from Operations	1.72	(0.41)		4.78	5.48	—

Dividends and Distributions:
Net Realized Gain	(0.28)	(0.55)		—	—	—

Total Dividends and Distributions	(0.28)	(0.55)		—	—	—

Redemption Fees(1) (2)	0.00	0.00		0.00	0.00	0.00

Net Asset Value, End of Year	$20.34	$18.90		$19.86	$15.08	$9.60

Total Return†	9.27%	(1.59)%		31.70%	57.08%	0.00%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$519,452	$250,209		$147,410	$8,388	$656
Ratio of Expenses to Average Net Assets	1.05%	1.05%		1.05%	1.05%	1.05	%**(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.16%	1.17%		1.23%	1.42%	1.66	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.15)%	(0.35)%		(0.38)%	(0.49)%	0.12	%**
Portfolio Turnover Rate	71%	70%		85%	99%	103	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the Fund for the year ended April 30, 2013.
†	Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The expense ratio includes fees paid indirectly. Had these been excluded the ratio would have been 1.10%.
(4)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.94	$16.25	$10.93	$6.24	$10.77
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	(0.03)	(0.12)	(0.01)	0.02
Net Realized and Unrealized Gain (Loss)	1.41	(4.73)	5.89	4.70	(4.42)

Total from Operations	1.42	(4.76)	5.77	4.69	(4.40)

Dividends and Distributions:
Net Investment Income	—	—	(0.03)	—	—
Net Realized Gain	—	(0.55)	(0.46)	—	(0.14)
Return of Capital	—	0.00 (2)	—	—	0.00 (2)

Total Dividends and Distributions	—	(0.55)	(0.49)	—	(0.14)

Redemption Fees(1)	0.00 (2)	—	0.04	0.00 (2)	0.01

Net Asset Value, End of Year	$12.36	$10.94	$16.25	$10.93	$6.24

Total Return†	12.98%	(29.09)%	54.32%	75.16%	(40.52)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$134,748	$227,573	$390,335	$29,716	$16,620
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.36%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.40%	1.40%	1.45%	1.71%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%	(0.27)%	(0.89)%	(0.14)%	0.25%
Portfolio Turnover Rate	85%	196%	128%	205%	296%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30, 2013	May 31, 2011* to April 30, 2012
Net Asset Value, Beginning of Year	$9.56	$10.00
Income (Loss) from Operations:
Net Investment Loss(1)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss)	1.30	(0.40)

Total from Operations	1.29	(0.44)

Net Asset Value, End of Year	$10.85	$9.56

Total Return†	13.49%	(4.40)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,814	$1,603
Ratio of Expenses to Average Net Assets	1.35%	1.35	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	7.17%	8.56	%**
Ratio of Net Investment Loss to Average Net Assets	(0.16)%	(0.44	)%**
Portfolio Turnover Rate	105%	96	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30, 2013	November 30, 2011* to April 30, 2012
Net Asset Value, Beginning of Year	$11.07	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.09	0.03
Net Realized and Unrealized Gain	1.63	1.04

Total from Operations	1.72	1.07

Dividends and Distributions:
Net Investment Income	(0.10)	—
Net Realized Gain	(0.20)	—

Total Dividends and Distributions	(0.30)	—

Redemption Fees(1)	0.00 (2)	—

Net Asset Value, End of Year	$12.49	$11.07

Total Return†	16.00%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,413	$1,210
Ratio of Expenses to Average Net Assets	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	9.89%	15.05	%**
Ratio of Net Investment Income to Average Net Assets	0.77%	0.70	%**
Portfolio Turnover Rate	70%	22	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived its fee and reimbursed other operating expenses. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

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FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 45 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The Small Cap Fund, SMID Fund, Aggressive Value Fund and Global Select Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a security price cannot be obtained from an independent, third party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees

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(the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the

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Committee is exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

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Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2013, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund and Cambiar Global Select Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the

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FUNDS

accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2013, the Cambiar Aggressive Value Fund had open purchased equity option positions.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased

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FUNDS

or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2013, the Cambiar Aggressive Value Fund has entered into swap contracts as shown on the Schedules of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2013 the Cambiar Aggressive Value Fund swap agreements were with two counterparties.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

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FUNDS

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Offering Costs — Cambiar Global Select Fund’s offering costs, which include registration fees, typesetting and prospectus printing, and preparation of the initial registration statement, were amortized over a twelve-month period from inception. As of April 30, 2013, offering costs for Cambiar Global Select Fund have been fully amortized.

Redemption Fees — The Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2013, the Funds retained fees of $602, $131,653, $37,130, $0 and $565, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.06% of the first $1 billion, 0.045% of the next $2 billion, 0.03% of the next $3 billion, 0.025% of the next $4 billion and 0.02% of any amount above $10 billion of the Funds’ average daily net assets, subject to a minimum fee of $50,000 per Fund plus $10,000 for each class of shares, not including the first class, of any Fund.

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service

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FUNDS

providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2013, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap, Cambiar Aggressive Value, Cambiar SMID and Cambiar Global Select Funds earned credits of $562, $13, $572, $120, $1 and $1, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 1.00% of the first $500 million, 0.90% of assets between $500 million and $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap, Cambiar Aggressive Value, Cambiar SMID and the Cambiar Global Select Funds at an annual rate of 1.05%, 1.05% , 1.00%, 1.05% and 1.00% respectively, of each Fund’s average daily net assets. Additionally, the Adviser has contractually agreed to reduce fees and reimburse expenses in order to limit its management fee to not more than 0.90% of the Cambiar Opportunity Fund and the Cambiar International Equity Fund.

The Adviser has contractually agreed, through September 1, 2013, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.20%
Cambiar Opportunity Fund, Institutional Class	0.95%
Cambiar International Equity Fund, Investor Class	1.20%*
Cambiar International Equity Fund, Institutional Class**	0.95%

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Contractual Expense Limitations
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar Aggressive Value Fund, Investor Class	1.35%
Cambiar SMID Fund Investor Class	1.35%
Cambiar Global Select Fund, Investor Class	1.30%

*	Effective September 1, 2012 expense cap changed from 1.30% to 1.20%
**	Commenced operations on November 30, 2012

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period.

At April 30, 2013 the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	Subject to Repayment until April 30:	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund	Cambiar Aggressive Value Fund	Cambiar SMID Fund	Cambiar Global Select Fund
4/30/10-4/30/11	2014	$1,533,967	$108,616	$521,720	$74,496	$—	$—
4/30/11-4/30/12	2015	1,352,441	98,491	977,921	110,565	92,573	63,287
4/30/12-4/30/13	2016	1,133,347	159,106	1,205,134	76,734	91,533	105,703

		$4,019,755	$366,213	$2,704,775	$261,795	$184,106	$168,990

5.	Investment Transactions:

For the year ended April 30, 2013, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$616,214,607	$1,240,863,357
Cambiar International Equity Fund	24,443,539	24,452,875
Cambiar Small Cap Fund	916,368,792	745,793,692
Cambiar Aggressive Value Fund	117,084,196	206,248,986
Cambiar SMID Fund	1,594,434	1,637,328
Cambiar Global Select Fund	837,376	856,691

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

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6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in swaps, reclassification of distributions and certain net operating losses which, for tax purposes, are not available to offset future income. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$(2,893,120)	$2,893,120	$—
Cambiar International Equity Fund	(39,593)	39,593	—
Cambiar Small Cap Fund	5,527,023	(5,527,023)	—
Cambiar Aggressive Value Fund	583,435	1,759,052	(2,342,487)
Cambiar SMID Fund	2,895	306	(3,201)
Cambiar Global Select Fund	(934)	934	—

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambiar Opportunity Fund
2013	$9,582,170	$—	$—	$9,582,170
2012	7,550,261	—	—	7,550,261
Cambiar International Equity Fund
2013	512,701	—	—	512,701
2012	290,213	—	—	290,213
Cambiar Small Cap Fund
2013	—	16,281,390	—	16,281,390
2012	17,435,300	8,141,284	—	25,576,584
Cambiar Aggressive Value Fund
2013	—	—	—	—
2012	8,959,008	565,976	2,149	9,527,133

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	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Cambiar Global Select Fund
2013	$33,727	$—	$—	$33,727
2012	—	—	—	—

As of April 30, 2013, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund
Undistributed Ordinary Income	$8,920,545	$406,967	$9,362,081
Undistributed Long-Term Capital Gain	—	—	48,218,148
Post-October Losses	—	—	—
Late-Year Loss Deferral	—	—	—
Capital Loss Carryforwards	(213,255,032)	(4,363,836)	—
Net Unrealized Appreciation	155,129,612	6,037,885	112,877,836
Other Temporary Differences	(6)	9	—

Total Distributable Earnings (Accumulated Losses)	$(49,204,881)	$2,081,025	$170,458,065

	Cambiar Aggressive Value Fund	Cambiar SMID Fund	Cambiar Global Select Fund
Undistributed Ordinary Income	$—	$—	$38,704
Undistributed Long-Term Capital Gain	—	—	24,426
Post-October Losses	(1,355,466)	(14,439)	—
Late-Year Loss Deferral	—	(2,220)	—
Capital Loss Carryforwards	(73,983,773)	(33,936)	—
Net Unrealized Appreciation	5,334,039	205,587	208,758
Other Temporary Differences	—	1	—

Total Distributable Earnings (Accumulated Losses)	$(70,005,200)	$154,993	$271,888

Post-October losses represent losses realized on investment transactions from November 1, 2012 through April 30, 2013 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

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For Federal income tax purposes, capital loss carryforwards represent losses recognized prior to tax years beginning before December 22, 2010 that may be carried forward for a maximum of eight years and applied against future net realized gains. As of April 30, 2013, the following Funds had capital loss carryforwards:

	Expires 2017	Expires 2018	Total Capital Loss Carryforwards
Cambiar Opportunity Fund	$—	$213,255,032	$213,255,032
Cambiar International Equity Fund	4,363,836	—	4,363,836

During the year ended April 30, 2013, the Cambiar Opportunity Fund and Cambiar International Equity Fund utilized $128,345,709 and $1,414,105, respectively, of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2013, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Cambiar Aggressive Value Fund	$73,983,773	$—	$73,983,773
Cambiar SMID Fund	33,936	—	33,936

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and purchased equity options for Federal income tax purposes at April 30, 2013, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$599,903,180	$171,047,591	$(15,917,979)	$155,129,612
Cambiar International Equity Fund	32,918,662	6,617,010	(577,843)	6,039,167
Cambiar Small Cap Fund	1,245,847,343	152,420,690	(39,542,854)	112,877,836

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	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Aggressive Value Fund	$127,822,862	$13,969,703	$(7,607,666)	$6,362,037
Cambiar SMID Fund	1,612,373	263,559	(57,972)	205,587
Cambiar Global Select Fund	1,193,764	223,589	(14,831)	208,758

7.	Risks:

At April 30, 2013, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	4	75%
Cambiar Opportunity Fund, Institutional Class	4	93%
Cambiar International Equity Fund, Investor Class	4	57%
Cambiar International Equity Fund, Institutional Class	3	95%
Cambiar Small Cap Fund, Investor Class	5	79%
Cambiar Small Cap Fund, Institutional Class	3	70%
Cambiar Aggressive Value Fund	3	64%
Cambiar SMID Fund	3	98%
Cambiar Global Select Fund	2	100%

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9.	Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

10.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2013.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)), including the schedules of investments, as of April 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund of The Advisors’ Inner Circle Fund at April 30, 2013, the results of their operations for the year ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 28, 2013

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]

ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]

CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.

JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

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“interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3](continued)

MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.

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Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle II Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 45 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008 SEI’s Private Banking 2008-2010 AML SEI Private Trust Company 2010-2011 AML Manager of SEI Investments 2011-2013 AML and Privacy Officer 2013.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Other Directorships Held by Officer

None.
None.
None.
None.
None.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/12	Ending Account Value 04/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,185.50	1.20%	$6.50
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,186.80	0.95%	$5.15
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar International Equity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,131.20	1.20%	$6.34
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,156.90	1.30%	$6.95
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51
Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,158.30	1.05%	$5.62
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar Aggressive Value Fund — Investor Class
Actual Fund Return	$1,000.00	$1,194.20	1.35%	$7.34
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76
Cambiar SMID Fund — Investor Class
Actual Fund Return	$1,000.00	$1,221.80	1.35%	$7.44
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76
Cambiar Global Select Fund — Investor Class
Actual Fund Return	$1,000.00	$1,182.40	1.30%	$7.03
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

	Beginning Account Value 11/30/12	Ending Account Value 04/30/13	Annualized Expense Ratios	Expenses Paid During Period
Cambiar International Equity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,114.80	0.95%	$4.16	*
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76	**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 151/365.
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2013 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2012 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2013, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)
Cambiar Opportunity Fund	0.00%	100.00%	0.00%	100.00%	100.00%
Cambiar International Equity Fund	0.00%	100.00%	0.00%	100.00%	3.34%
Cambiar Small Cap Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	0.00%	100.00%	0.00%	100.00%	25.63%

	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	100.00%	0.00%	0.00%	0.00%	12.30%
Cambiar Small Cap	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar Global Select Fund	53.38%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

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(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2013, the total amount of foreign source income was $911,471. The total amount of foreign taxes paid was $71,883. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

2401 E. Second Avenue

Suite 400

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1100

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2013 and for the fiscal year 2012 as follows:

		2013			2012
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,100	N/A	N/A	$122,100	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$1,689	N/A	N/A	$1,088	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g) The aggregate non-audit fees billed by E&Y for services rendered to the Funds for fiscal year 2013 and fiscal year 2012 were $1,689 and $1,088, respectively. There were no non-audit fees billed by E&Y for services rendered to the Funds’ investment adviser, or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for fiscal year 2013 and fiscal year 2012.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO

Date: July 8, 2013

*	Print the name and title of each signing officer under his or her signature.